SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                (Amendment No.1)

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            June 13, 2007
                                                --------------------------------

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

   Delaware                      1-11596                   58-1954497
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(State or other             (Commission File              (IRS Employer
jurisdiction of                  Number)               Identification No.)
incorporation)


8302 Dunwoody Place, Suite 250, Atlanta, Georgia                   30350
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (770) 587-9898
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

Pursuant to Item 9.01 of Form 8-K filed on June 19, 2007, the Company indicated it would file certain financial information no later than the date required by
Item 9.01 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.

      (a) Financial Statement of Business Acquired. The following audited financial statements of Pacific EcoSolutions, Inc. ("PEcoS") are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are attached hereto as Exhibit 99.1

            Report of Independent Certified Public Accountants: Williams & Webster, P.S.

            Audited Financial Statements:
                  A.    Balance Sheet as of September 30, 2006 and 2005.
                  B. Statements of Income for the Fiscal Years Ended September 30, 2006 and 2005.
                  C. Statements of Stockholder's Equity for the Years Ended September 30, 2006, 2005, and 2004.
                  D. Statements of Cash Flow for the Fiscal Years Ended September 31, 2006 and 2005.
                  E.    Notes to Financial Statements.

            Unaudited Financial Statements:
                  A. Unaudited Balance Sheet as of March 31, 2007 and Audited Balance Sheet as of September 30, 2006.
                  B. Unaudited Statements of Income for the Three and Six Months Period ended March 31, 2007, and March 31, 2006.
                  C. Unaudited Statements of Cash Flow for the Six Months Period Ended March 31, 2007 and March 31, 2006.
                  D.    Condensed Notes to Unaudited Financial Statements.

            Unaudited Financial Statements:
                  A.    Unaudited Balance Sheet as of December 31, 2006, and
                        Audited Balance Sheet as of September 30, 2006.
                  B.    Unaudited Statements of Income for the Three Months
                        Period ended December 31, 2006 and 2005.
                  C. Unaudited Statements of Cash Flow for the Three Months Period Ended December 31, 2006 and 2005.
                  D.    Condensed Notes to Unaudited Financial Statements.

      (b)   Pro Forma Financial Information
            The following unaudited pro forma financial is filed as required by
            Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached hereto as
            Exhibit 99.2.

            Unaudited Pro Forma Condensed Combined Financial Statements of the Company, PEcoS and its holding Company, Nuvotec USA, Inc. ("Nuvotec").

                  A.    Unaudited Pro Forma Condensed Combined Financial
                        Information.
                  B. Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2007.
                  C. Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months ended March 31, 2007.
                  D. Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2006.
                  E. Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

       (c) Exhibit
            2.1 Agreement and Plan of Merger, dated April 27, 2007, by and among Perm-Fix Environmental Services, Inc., Nuvotec USA, Inc., Pacific EcoSolutions, Inc., and PESI Transitory, Inc. The Registrant will furnish a copy of any omitted exhibit or schedule to the Commission upon request. *
            2.2 First Amendment to Agreement and Plan of Merger, dated June 13, 2007, by and among Perma-Fix Environmental Services, Inc., Nuvotec USA, Inc. Pacific EcoSolutions, Inc., and PESI Transitory, Inc. The Registrant will furnish a copy of any omitted exhibit or schedule to the Commission upon request. **
            23.1  Consent of Williams & Webster, P.S.
            99.1 Audited financial statements of Pacific EcoSolutions, Inc. (PEcoS).
            99.2   Pro forma financial information.

            *Incorporated by reference to the same-named exhibit to the Company's Form 8-K (date of event April 27, 2007), originally filed with the Securities and Exchange Commission on May 3, 2007.

            ** Incorporated by reference to the same-named exhibit to the Company's Form 8-K (date of event June 13, 2007), originally filed with the Securities and Exchange Commission on June 19, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated:   August 29, 2007                 By:  /s/ Steven Baughman
                                              ----------------------------------
                                              Steven Baughman
                                              Vice President and
                                              Chief Financial Officer